UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2013

KINGOLD JEWELRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Huangpu Science and Technology Park Jiang’an District Wuhan, Hubei Province, PRC		430023
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (011) 86 27 65694977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 5, 2013, Wuhan Kingold Jewelry Company Limited (“Wuhan Kingold”), the controlled subsidiary of Kingold Jewelry, Inc. (the “Company”), entered into three Working Capital Loan Contracts with Wuhan Branch China CITIC Bank Corporation Limited (“CITIC”) pursuant to which it borrowed an aggregate of RMB110 million (equivalent to approximately US$18.1 million). The stated purpose of the loans is capital turnover. The loans have maturity dates of March 1, 2014, March 5, 2014, and March 20, 2014, respectively, and have a fixed interest rate equal to the benchmark interest rate announced by the People’s Bank of China for loans of the same term and priority +10% of such rate. For example, if the announced rate is 6%, then such loans have a rate of 6.6%. The loans are secured by 500 kilograms of Au9995 gold. The repayment of the loans may be accelerated under certain conditions, including upon a default of principal or interest payment when due, breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

On December 6, 2013, Wuhan Kingold entered into three additional Working Capital Loan Contracts with CITIC pursuant to which it borrowed an aggregate of RMB95 million (equivalent to approximately US$15.6 million). The stated purpose of the loans is capital turnover. The loans have maturity dates of April 11, 2014, April 18, 2014, and May 8, 2014, respectively, and have a fixed interest rate equal to the benchmark interest rate announced by the People’s Bank of China for loans of the same term and priority +15% of such rate. For example, if the announced rate is 6%, then such loans have a rate of 6.9%. The loans are secured by 500 kilograms of Au9995 gold. The repayment of the loans may be accelerated under certain conditions, including upon a default of principal or interest payment when due, breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

English translations of the CITIC Working Capital Loan Contracts are filed as Exhibits 10. 1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto. The foregoing summary of the CITIC Working Capital Loan Contracts does not purport to be complete and is qualified in its entirety by reference to the text of such agreements, which are incorporated by reference herein.

On December 10, 2013, Wuhan Kingold entered into a Loan Contract of Circulating Fund with the Jiang’an Wuhan Branch of Hubei Bank Co., Ltd. pursuant to which it borrowed an aggregate of RMB50 million (equivalent to approximately US$8.2 million). The stated purpose of the loan is for operating turnover. The loan has a maturity date of April 18, 2014, and bears fixed interest at the benchmark interest rate of value date +10% of such rate. For example, if the benchmark is 6%, then such loan has a rate of 6.6%. The repayment of the loan may be accelerated under certain conditions, including upon a default of principal or interest payment when due, breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

An English translation of the Loan Contract of Circulating Fund is filed as Exhibit 10.7 hereto. The foregoing summary of the Loan Contract of Circulating Fund does not purport to be complete and is qualified in its entirety by reference to the text of such agreement, which is incorporated by reference herein.

On December 10, 2013, Wuhan Kingold entered into a Loan Contract of Circulating Fund with the Wuhan Branch of Industrial Bank Co., Ltd., pursuant to which it borrowed an aggregate of RMB48 million (equivalent to approximately US$7.9 million). The stated purpose of the loan is for purchasing gold. The loan has a maturity date of April 17, 2014, and has a floating interest rate equal to the national primary standard rate with the same date and same grade plus 10% of such rate. For example, if the standard rate is 6%, then such loan has a rate of 6.6%. The repayment of the loan may be accelerated under certain conditions, including upon a default of principal or interest payment when due, breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

An English translation of the Loan Contract of Circulating Fund is filed herewith as Exhibit 10.8 hereto. The foregoing summary of the Loan Contract of Circulating Fund does not purport to be complete and is qualified in its entirety by reference to the text of such agreement, which is incorporated by reference herein.

On November 29, 2013, Wuhan Kingold entered into a Trust Loan Contract in the amount of RMB200 million (equivalent to approximately US$32.8 million) with Chang’an International Trust Co., Ltd. in order to undertake the previously disclosed acquisition of the Kingold Jewelry International Industry Park (the “Jewelry Park”). The Trust Loan was approved on December 3, 2013. The stated purpose of the Trust Loan is to permit Wuhan Kingold to purchase 100% of the stock rights from Wuhan Huayuan Science & Technology Development Co., Ltd. (which is the original developer of the Jewelry Park). The loan has a 24-month term, and bears interest at a fixed annual rate of 13.5%. The loan is secured by 1,000 kilograms of Au99995 gold, pledged by Wuhan Kingold. Wuhan Kingold also agreed to deposit cash into a separate account in order to repay the principal and interest on the loan. If Wuhan Kingold does not maintain sufficient required cash in the account, it agreed to pay liquidated damages until the shortfall is corrected. The repayment of the loan may be accelerated under certain conditions, including upon a default of principal or interest payment when due, breach of representations or warranties, certain cross-defaults, upon the occurrence of certain material events affecting the financial viability of Wuhan Kingold, and other customary conditions.

An English translation of the Trust Loan Contract is filed as Exhibit 10.9 hereto. The foregoing summary of the Trust Loan Contract does not purport to be complete and is qualified in its entirety by reference to such agreement, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Working Capital Loan Contract (English translation), dated December 5, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.2	Working Capital Loan Contract (English translation), dated December 5, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.3	Working Capital Loan Contract (English translation), dated December 5, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.4	Working Capital Loan Contract (English translation), dated December 6, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.5	Working Capital Loan Contract (English translation), dated December 6, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.6	Working Capital Loan Contract (English translation), dated December 6, 2013, between Wuhan Kingold Jewelry Company Limited and Wuhan Branch China CITIC Bank Corporation Limited
10.7	Loan Contract of Circulating Fund (English translation), dated December 10, 2013, between Wuhan Kingold Jewelry Company Limited and Hubei Bank Co., Ltd. (Jiang’an Wuhan Branch)
10.8	Loan Contract of Circulating Fund (English translation), dated December 10, 2013, between Wuhan Kingold Jewelry Company Limited and Industrial Bank Co., Ltd. (Wuhan Branch)
10.9	Trust Loan Contract (English translation), dated November 29, 2013, between Wuhan Kingold Jewelry Company Limited and Chang’An International Trust Co., Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGOLD JEWELRY, INC.

By:	/s/ Zhihong Jia
Name: Zhihong Jia Title: Chief Executive Officer

Date: February 20, 2014